UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

WINVEST ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40796	86-2451181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Cambridgepark Drive, Suite 301

Cambridge, Massachusetts

02140

(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 658-3094

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one redeemable Warrant, and one right	WINVU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	WINV	The Nasdaq Stock Market LLC
Warrants to acquire 1/2 of a share of Common Stock	WINVW	The Nasdaq Stock Market LLC
Rights to acquire one-fifteenth of one share of Common Stock	WINVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 28, 2024, WinVest Acquisition Corp. (the “Company”) received a redemption report from Continental Stock Transfer and Trust Company (the “Transfer Agent”) indicating that, as of May 28, 2024, the holders of 725,790 shares of the Company’s common stock had properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.22 per share.

On May 29, 2024, the Company determined to postpone the special meeting of stockholders (the “Special Meeting”) originally scheduled for Thursday, May 30, 2024, at 11:00 a.m., Eastern Time, to allow additional time for the Company to engage with its stockholders and solicit redemption reversals.

The Special Meeting will now be held on Monday, June 3, 2024, at 11:00 a.m., Eastern Time. There is no change to the location, the record date, the purpose or any of the proposals to be acted upon at the Special Meeting. The live-webcast for the Special Meeting will be available by visiting https://www.cstproxy.com/winvestacquisition/2024/.

If approved by the Company’s stockholders at the Special Meeting, the Extension Amendment Proposal included in the definitive proxy statement for the Special Meeting, as previously filed with the Securities and Exchange Commission on May 13, 2024, would allow the Company to amend its amended and restated certificate of incorporation (the “Extension Amendment”) to extend the date (the “Termination Date”) by which the Company must consummate an initial business combination (a “Business Combination”) from June 17, 2024 (the “Current Termination Date”) to July 17, 2024 (the “Charter Extension Date”), and would allow the Company, without another stockholder vote, to elect to extend the Termination Date on a monthly basis for up to five times by an additional one month each time after the Charter Extension Date, by resolution of the Company’s board of directors, if requested by WinVest SPAC LLC, and upon five days’ advance notice prior to the applicable Termination Date, until December 17, 2024, or a total of up to six months after the Current Termination Date, unless the closing of the Company’s Business Combination shall have occurred prior thereto, by causing $30,000 to be deposited into the trust account (the “Trust Account”) established in connection with the Company’s initial public offering for each such extension.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2024

WINVEST ACQUISITION CORP.

By:	/s/ Manish Jhunjhunwala
Name:	Manish Jhunjhunwala
Title:	Chief Executive Officer and Chief Financial Officer